EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2017
Earnings (loss) per share
Schedule of Data Relating to Net Income (Loss) and Weighted Average Number of Shares
Following are data relating to the net income (loss) and the weighted average number of shares that were taken into account in computing the basic and diluted EPS:

	Year ended December 31
	2015	2016	2017
Profit (loss) used for the computation of
basic and diluted EPS (NIS in millions)	(40)	52	114

Weighted average number of shares used
in computation of basic EPS (in thousands)	156,081	156,268	162,733

Add - net additional shares from assumed
exercise of employee stock options and restricted
shared (in thousands)	0	1,828	1,804

Weighted average number of shares used in
computation of diluted EPS (in thousands)	156,081	158,096	164,537

Number of options and restricted shares not taken into
account in computation of diluted earnings per share,
because of their anti-dilutive effect (in thousands)	15,587	8,906	5,650